SUN CAPITAL ADVISERS TRUST

SC BlackRock Inflation Protected Bond Fund

Supplement dated March 10, 2010

To the Initial Class and Service Class Prospectuses, each dated May 1, 2009

The following replaces the portfolio manager information for SC BlackRock Inflation Protected Bond Fund under “About the Portfolio Managers” on page 63 in the Initial Class Prospectus and page 62 in the Service Class Prospectus, effective immediately:  One of the three joint portfolio managers named in the Fund’s prospectus is no longer managing the Fund.  The remaining two portfolio managers will continue to manage the Fund.

Fund	Fund Manager(s)	Manager since	Positions during past five years

SC BlackRock Inflation Protected Bond Fund (Jointly managed)	Stuart Spodek	2008
Managing Director, BlackRock, since 2002. Co-Head of US Fixed Income within Fixed Income Portfolio Management Group (since 2007), Portfolio Manager (since 1995), and Analyst (since 1993) at BlackRock Advisors, LLC.

	Brian Weinstein	2008
Managing Director, BlackRock, since 2007. Co-Portfolio Manager, BlackRock, since 2005. Member of Portfolio Management Group at BlackRock Advisors, LLC (since 2002). Member of Portfolio Analytics Group at BlackRock Advisors, LLC (2000-2002).